EXHIBIT 10.25


                            VALENCE TECHNOLOGY, INC.
                   SUMMARY OF BOARD OF DIRECTORS COMPENSATION
                                      2006

Each director who is a non-employee receives compensation as set forth below, in accordance with the compensation program for non-employee directors approved by the Board of Directors.
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
Annual Retainer                                                     Not applicable

In Person Board, Shareholder or Committee Meeting                   Reimbursement for reasonable travel and lodging
                                                                    Meeting expenses

Audit Committee Chair Fee                                           Not applicable

Equity Compensation                                                 Upon appointment to the Board of Directors, each
                                                                    non-employee director is entitled to receive an option
                                                                    grant to purchase 100,000 shares of our common stock.
                                                                    These options will vest one-fifth on the first and
                                                                    second anniversaries of the date of grant of the
                                                                    options, and equal quarterly installments over the
                                                                    next three years and are exercisable at the fair
                                                                    market value of the underlying stock on the grant
                                                                    date.  In addition, members of the Board of Directors
                                                                    are eligible to receive a $1,000 fee for each official
                                                                    quarterly board meeting.  This meeting fee is paid in
                                                                    the form of stock options at the market price of the
                                                                    Company's common stock.

Other Compensation                                                  Upon appointment to the Board of Directors, each non-
                                                                    employee director is entitled to receive $10,000 as a
                                                                    training fee.

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